SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): July 10, 2023

Bread Financial Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3095 Loyalty Circle
Columbus, Ohio 43219
(Address and Zip Code of Principal Executive Offices)

(614) 729-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	BFH	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2023, the Board of Directors (the “Board”) of Bread Financial Holdings, Inc. (the “Company”) voted to expand the size of the Board to eight directors and appointed Joyce St. Clair as a director and member of each of the Risk Committee and the Compensation & Human Capital Committee, all effective as of July 10, 2023. A copy of the press release announcing the appointment of Ms. St. Clair is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Ms. St. Clair served as Executive Vice President and Chief Human Resources Officer of Northern Trust Corporation from July 2018 until her retirement in April 2022. Before that, Ms. St. Clair served in various roles of increasing experience and responsibility at Northern Trust since joining the firm in 1992, including as Executive Vice President and Chief Capital Management Officer from 2015 to 2018, as President of Enterprise Operations from 2014 to 2015, as President of Operations & Technology from 2011 to 2014, and as Chief Risk Officer from 2007 to 2011. Prior to joining Northern Trust, Ms. St. Clair served as an associate partner for Accenture.

There are no arrangements or understandings between Ms. St. Clair and any other person pursuant to which Ms. St. Clair was selected as a director. There are no related party transactions between the Company and Ms. St. Clair that would require disclosure under Item 404(a) of Regulation S-K. Based on the director independence listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines, the Board has determined that Ms. St. Clair is independent.

Ms. St. Clair will be compensated for her Board service in accordance with the Company’s previously disclosed standard compensation arrangements for non-employee directors, as described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 5, 2023. The Company has entered into an indemnification agreement with Ms. St. Clair, the form of which was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 5, 2015.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated July 11, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREAD FINANCIAL HOLDINGS, INC.

Date:	July 11, 2023	By:	/s/ Joseph L. Motes III
			Name:	Joseph L. Motes III
			Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary